UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2026

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K discusses actions of the stockholders of AvalonBay Communities, Inc. (the “Company”) at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), including the adoption of a new equity incentive plan to replace a prior plan that was nearing its expiration, as well as the related filing of a registration statement on Form S-8 to register the shares approved for issuance under the new equity incentive plan.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, on May 20, 2026, at the Annual Meeting, the stockholders of the Company approved the Company’s 2026 Equity Incentive Plan (the “2026 Plan”). The 2026 Plan replaced the Company’s Second Amended and Restated 2009 Equity Incentive Plan (the “Prior Plan”), which was last approved by stockholders in 2017 and was nearing its expiration date. Upon effectiveness of the 2026 Plan, no awards may be granted under the Prior Plan.

The maximum number of shares of common stock reserved for issuance under the 2026 Plan is 4,000,000. The 2026 Plan will be the primary vehicle for granting equity awards to eligible employees, directors, and other service providers, ensuring that the Company can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Company’s board of directors (the “Board”) and/or the compensation committee of the Board (the “Compensation Committee”). The 2026 Plan was approved by the Board on February 26, 2026, upon the recommendation of the Compensation Committee and subject to stockholder approval, and became effective upon receipt of stockholder approval at the Annual Meeting.

In connection with the approval of the 2026 Plan, the Company is required to file a registration statement on Form S-8 with the Securities and Exchange Commission (the “SEC”) to register the shares of common stock reserved for issuance under the 2026 Plan. The Company also intends to file a post-effective amendment to certain previously filed registration statements on Form S-8 to deregister shares of common stock remaining available for issuance under the Prior Plan that may no longer be issued thereunder.

A detailed summary of the material features of the 2026 Plan is set forth in Proposal 3 of the Company’s definitive proxy statement filed with the SEC on April 6, 2026, which description is incorporated herein by reference. The foregoing description of the 2026 Plan is qualified in its entirety by reference to the full text of the 2026 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 20, 2026. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. At the meeting, holders of the Company’s common stock were asked to consider and vote upon (1) the election of 12 directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) the adoption of a resolution to approve, on a non-binding, advisory basis, the compensation of certain executive officers of the Company, as described in the Company’s proxy statement, (3) the approval of the 2026 Plan, and (4) the ratification of the selection of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2026.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was re-elected as shown in the table below.

Nominee:	For	Against	Abstain	Broker Non-votes
Glyn F. Aeppel	122,179,388	2,843,729	544,713	4,800,535
Terry S. Brown	122,097,227	2,925,679	544,924	4,800,535
Conor C. Flynn	124,730,295	292,582	544,953	4,800,535
Ronald L. Havner, Jr.	123,338,428	1,684,624	544,778	4,800,535
Stephen P. Hills	122,050,649	2,972,396	544,785	4,800,535
Christopher B. Howard	116,183,259	8,567,901	816,670	4,800,535
Richard J. Lieb	124,844,192	179,374	544,264	4,800,535
Nnenna Lynch	124,959,209	64,041	544,580	4,800,535
Charles E. Mueller, Jr.	124,499,133	524,135	544,562	4,800,535
Timothy J. Naughton	120,966,734	4,047,034	554,062	4,800,535
Benjamin W. Schall	124,681,096	341,833	544,901	4,800,535
Susan Swanezy	120,566,447	4,377,646	623,737	4,800,535

Proposal 2

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 119,464,870 votes were cast in favor of approval of such compensation, 5,518,957 votes were cast against, and there were 584,003 abstentions. There were 4,800,535 broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders approved the 2026 Plan, as presented in the Company’s proxy statement. 120,822,121 votes were cast in favor of approval of the 2026 Plan, 4,185,496 votes were cast against, and there were 560,213 abstentions. There were 4,800,535 broker non-votes with respect to Proposal 3.

Proposal 4

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2026. 123,705,217 votes were cast in favor of ratifying the selection of Ernst & Young LLP, 6,650,693 votes were cast against, and there were 12,455 abstentions. There were no broker non-votes with respect to Proposal 4.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	AvalonBay Communities, Inc. 2026 Equity Incentive Plan, incorporated by reference to Appendix II to the Company’s definitive Proxy Statement on Schedule 14A filed on April 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: May 22, 2026	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer